UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

DATARAM CORPORATION
(Exact name of registrant as specified in charter)

New Jersey	1-8266	22-18314-09
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Route 571, P. O. Box 7258, Princeton, NJ	08543-7528
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (609) 799-0071

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 10, 2012, Dataram Corporation (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the authorization by the Board of Directors to purchase up to 1,000,000 shares of the Company’s common stock. Approximately 828,000 shares were newly authorized in addition to the approximately 172,000 shares remaining from a previous authorization.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

99.1	Press release dated April 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION

Date: April 11, 2012	By:	/s/ Marc P. Palker
Marc P. Palker
Chief Financial Officer